UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

T2 Biosystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices and zip code)

(781) 761-4646

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 8, 2020, T2 Biosystems, Inc. (the “Company”) entered into Amendment No. 2 to the Equity Distribution Agreement (“Amendment 2”) with Canaccord Genuity LLC (“Canaccord”), amending the Equity Distribution Agreement dated as of July 30, 2019 (the “Original Agreement”), as amended on March 9, 2020, between the Company and Canaccord (“Amendment 1” and, together with the Original Agreement and Amendment 2, the “Equity Distribution Agreement”). Pursuant to the Equity Distribution Agreement, the Company may, from time to time, sell shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) through Canaccord, as the Company’s sales agent (the “ATM Shares”). As of April 8, 2020, the Company has sold 73,237,178 shares of Common Stock with an aggregate offering price of approximately $48.1 million.

The ATM Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-227847), declared effective by the Securities and Exchange Commission on October 24, 2018 (the “Registration Statement”), and a prospectus, which consists of a base prospectus, dated October 24, 2018, a prospectus supplement, dated March 6, 2020 and a supplement to the prospectus supplement, dated April 8, 2020. Sales of the ATM Shares, if any, may be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act, including sales made directly on or through The Nasdaq Global Market or any other existing trading market for the ATM Shares, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices and/or any other method permitted by law. The Company intends to use the net proceeds, if any, from the offering for working capital and general corporate purposes, which may include, among other things, funding commercialization efforts and research and development activities.

The Equity Distribution Agreement contains customary representations, warranties and agreements by the Company, including obligations of the Company to indemnify Canaccord for certain liabilities under the Securities Act. Under the terms of the Equity Distribution Agreement, the Company will pay Canaccord a commission equal to 3.0% of the gross proceeds from sales of the ATM Shares. In addition, the Company has agreed to pay certain expenses incurred by Canaccord in connection with the offering. The Company and Canaccord each have the right, by giving written notice as specified in the Equity Distribution Agreement, to terminate the Equity Distribution Agreement in each party’s sole discretion at any time. The Company has no obligation to sell any ATM Shares under the Equity Distribution Agreement, and may at any time suspend solicitation and offers under the Equity Distribution Agreement.

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 30, 2019, Amendment 1, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed on March 9, 2020, and Amendment 2, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 1.02 Termination of a Material Definitive Agreement.

On April 7, 2020, the Company delivered written notice to Lincoln Park Capital Fund, LLC (“Lincoln Park”) terminating the Purchase Agreement between the Company and Lincoln Park dated as of July 29, 2019 (the “Purchase Agreement”). The termination was effective on April 8, 2020, pursuant to the terms of the Purchase Agreement. The Company sold a total of 400,000 shares under the Purchase Agreement, for net proceeds of approximately $318,400. In addition, the written notice terminated the corresponding Registration Rights Agreement between the Company and Lincoln Park dated as of July 29, 2019.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, which were filed as Exhibits 10.2 and 4.1, respectively, to the Company’s Current Report on Form 8-K filed on July 30, 2019.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 7, 2020, the Company received a letter (the “Nasdaq Staff Deficiency Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, for the last thirty consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1).

In accordance with Nasdaq Listing Rule 5810(c)(3)(A)(i), the Company has been provided an initial period of 180 calendar days, or until October 5, 2020, to regain compliance. The letter states that the Nasdaq staff will provide written notification that the Company has achieved compliance with Rule 5450(a)(1) if at any time before October 5, 2020, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days. The Nasdaq Staff Deficiency Letter has no immediate effect on the listing or trading of the Company’s common stock.

The Company intends to monitor the bid price of its common stock and consider available options, including effecting a reverse stock split, if its common stock does not trade at a level likely to result in the Company regaining compliance with Nasdaq’s minimum bid price rule by October 5, 2020.

If the Company does not regain compliance with Rule 5450(a)(1) by October 5, 2020, the Company may transfer to The Nasdaq Capital Market, provided that it meets the continued listing requirement for the market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the minimum bid price rule, and the Company would need to provide written notice to Nasdaq of its intention to cure the deficiency during the additional compliance period. Following a transfer to The Nasdaq Capital Market, under Nasdaq Listing Rule 5810(c)(3)(A)(ii), the Company may be eligible for an additional 180 calendar day compliance period.

Item 8.01 Other Events.

Business Update

On February 24, 2020, the Company communicated its three corporate priorities: accelerating sales, improving cost structure, and advancing new product pipeline. During the first quarter of 2020, the Company took important steps to align its resources with these corporate priorities.

The Company’s sales strategy is focused on driving adoption of our technology within the hospital market, increasing test utilization among our existing installed base of T2Dx Instruments, and opportunistically increasing that installed base. Accordingly, we have decided to focus our resources on growing adoption at existing customers and to significantly reduce the overall size of our U.S. sales and sales management teams.

The Company’s cost improvement strategy is focused on reducing operating expenses and improving our cost of goods sold (COGS). During the first quarter of 2020, the Company reduced its total employee census by approximately 22%, as compared to the employee census as of December 31, 2019, including reductions to the size of our U.S. sales team. At the end of the first quarter of 2020, the Company initiated a COGS improvement plan as well as a significant cost reduction program that we believe will positively impact our future operating results.

The Company’s new product pipeline is focused on advancing programs funded under the $69 million milestone-based government contract awarded in September 2019, including a next generation instrument and expanded panel, and a novel biothreat panel, while also maintaining its focus on expanding our current portfolio offering with the T2Resistance Panel.

Supplemental Risk Factor

In addition, in light of recent developments relating to the COVID-19 pandemic, the Company is supplementing the risk factors previously disclosed in Part I., Item 1A. of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission on March 16, 2020, to include the following risk factor under the heading “Risk Factors — Risks Related to Our Business and Strategy”:

The COVID-19 pandemic could adversely impact our business, including our marketing and research activities.

In December 2019, a novel strain of coronavirus, COVID-19, was reported to have surfaced in Wuhan, China and on March 11, 2020 was declared by the World Health Organization as a global pandemic. The global outbreak of COVID-19 continues to rapidly evolve and has had adverse effects on general commercial activity and the global economy, including research, manufacturing and distributions. The COVID-19 pandemic could lead to a global economic downturn and, at this point in time, there is significant uncertainty relating to its potential effect on our business, operating and research activities, including but not limited to:

•	delays, difficulties or postponement in expanding the range of hospitals utilizing our T2Dx Instrument, T2Candida and T2Bacteria panels;

•	diversion of healthcare resources away from our products for COVID-19 testing;

•	interruption of marketing and research activities due to limitations on travel related to COVID-19;

•

limitations in employee resources that would otherwise be focused on the conduct of our research activities, including because of sickness of employees or their families or the desire of employees to avoid contact with large groups of people;

•	inability to obtain additional financing or access the financial markets; and

•

manufacturing challenges, such as scarcity of the components required to produce our products or contamination of our manufacturing facility, could harm our ability to manufacture and assemble our current and proposed products in sufficient quantities and on a timely basis so as to meet consumer demand.

The extent to which COVID-19 may impact our business, research and development programs and operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the duration of the outbreak, travel restrictions and social distancing in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and manage the disease. In addition, if we or any of the third parties with whom we engage were to experience shutdowns or other business disruptions, our ability to conduct our business in the manner and on the timelines presently planned could be materially and negatively impacted, which could have a material adverse effect on our business and our financial results.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the impact of the Company’s cost-cutting measures, including the dismissal of the Company’s sales force, the impact of COVID-19 on the economy and the Company’s business, the Company’s intent to monitor the bid price of its common stock and consider available options, including a reverse stock split, as well as statements that include the words “expect,” “intend,” “plan”, “believe”, “project”, “forecast”, “estimate,” “may,” “should,” “anticipate,” and similar statements of a future or forward looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, (i) any inability to (a) realize anticipated benefits from commitments, contracts or products; (b) successfully execute strategic priorities; (c) bring products to market; (d) expand product usage or adoption; (e) obtain customer testimonials; (f) accurately predict growth assumptions; (g) realize anticipated revenues; (h) incur expected levels of operating expenses; or (i) increase the number of high-risk patients at customer facilities; (ii) failure of early data to predict eventual outcomes; (iii) failure to make or obtain anticipated FDA filings or clearances within expected time frames or at all; or (iv) the factors discussed under Item 1A. “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission, or SEC, on March 16, 2020, and other filings the company makes with the SEC from time to time. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While the company may elect to update such forward-looking statements at some point in the future, unless required by law, it disclaims any obligation to do so, even if subsequent events cause its views to change. Thus, no one should assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing the company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Latham & Watkins LLP

10.1	Amendment No. 2 to Equity Distribution Agreement dated as of April 8, 2020 by and between T2 Biosystems, Inc. and Canaccord Genuity LLC.

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2020	T2 BIOSYSTEMS, INC.

By:	/s/ John Sperzel
Name:	John Sperzel
Title:	President and Chief Executive Officer